UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 February 15, 2007
Date of Report (Date of earliest event reported)

WORLDBID CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-26729	88-0427619
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

810 Peace Portal Drive, Suite 201	98230
Blaine, WA	(Zip Code)
(Address of principal executive offices)

(360) 201-0400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

Effective February 15, 2007, Worldbid Corporation (the “Company”) issued 460,000 units at a price of $1.50 US per unit (the “Units”) to “non-U.S. Persons” as contemplated under Regulation S of the Securities Act of 1933 (the “Securities Act”). Each Unit consists of one share of the Company’s common stock and one-half of one share purchase warrant. Each whole warrant will entitle the holder to purchase an additional share of the Company’s common stock at a price of $1.75 US per share for a period of one (1) year from the date of issuance of the Units.

Also effective February 15, 2007, the Company issued an additional 970,033 Units under a separate concurrent offering to “accredited investors” as defined in Rule 506 of Regulation D of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDBID CORPORATION

Date: February 20, 2007	By:	/s/ Logan B. Anderson

LOGAN B. ANDERSON
President, Chief Executive Officer,
and Director